Exhibit 10.1

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                                 FIRST AMENDMENT
                                       TO
                           REVOLVING CREDIT AGREEMENT
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      First Amendment dated as of March 23, 2003 to Revolving Credit Agreement
(the "First Amendment"), by and among WATTS REGULATOR CO., a Massachusetts corporation (the "Domestic Borrower"), WATTS INDUSTRIES EUROPE B.V., a private company with limited liability organized under the laws of The Netherlands (the "Foreign Borrower", and together with the Domestic Borrower, the "Borrowers" and each individually, a "Borrower"), and FLEET NATIONAL BANK and the other lending institutions listed on Schedule 1 to the Credit Agreement (as hereinafter defined) (the "Lenders"), amending certain provisions of the Revolving Credit Agreement dated as of February 28, 2002 (as amended and in effect from time to time, the "Credit Agreement") by and among the WATTS INDUSTRIES, INC., a Delaware corporation (the "Parent"), the Borrowers, the Lenders, and FLEET NATIONAL BANK in its capacity as administrative agent for the Lenders (the "Administrative Agent"). Terms not otherwise defined herein which are defined in the Credit Agreement shall have the same respective meanings herein as therein.

      WHEREAS, the Borrowers and the Lenders have agreed to modify certain terms and conditions of the Credit Agreement as specifically set forth in this First Amendment;

      NOW, THEREFORE, in consideration of the premises and the mutual agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

      ss.1. Amendment to ss.1 of the Credit Agreement. Section 1.1 of the Credit Agreement is hereby amended as follows:

      (a) the definition of "Consolidated Total Assets" is hereby amended by deleting such definition in its entirety and restating it as follows:

            Consolidated Total Assets. The sum of (a) all assets ("consolidated balance sheet assets") of the Parent and its Subsidiaries determined on a consolidated basis in accordance with GAAP, provided, however, in the event a Defeasance Event has occurred and is continuing with respect to all or any portion of the Indenture Debt, that portion of the Defeased Amount shall not be included as a consolidated balance sheet asset for purposes of this definition, plus (b) without duplication, all assets leased by the Parent or any Subsidiary as lessee under any Synthetic Lease to the extent that such assets would have been consolidated balance sheet assets had the Synthetic Lease been treated for accounting purposes as a Capitalized Lease, plus (c) without duplication, all sold receivables referred to in clause (g) of the definition of the term "Indebtedness" to
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      the extent that such receivables would have been consolidated balance sheet assets had they not been sold.

      (b) the definition of "Consolidated Total Funded Debt" is hereby amended by deleting such definition in its entirety and restating it as follows:

            Consolidated Total Funded Debt. With respect to the Parent and its Subsidiaries, the sum, without duplication, of (a) the aggregate amount of Indebtedness of the Parent and its Subsidiaries, on a consolidated basis, relating to (i) the borrowing of money or the obtaining of credit, including the issuance of notes or bonds, provided, however, in the event a Defeasance Event has occurred and is continuing with respect to all or any portion of the Indenture Debt, that portion of the Indenture Debt which constitutes the Defeased Amount shall not be included as Indebtedness for purposes of this subparagraph (a)(i) so long as such amount continues to be the subject of the Defeasance Event; (ii) the deferred purchase price of assets (other than trade payables incurred in the ordinary course of business), (iii) in respect of any Synthetic Leases or any Capitalized Leases, and (iv) the maximum drawing amount of all letters of credit outstanding in excess of aggregate amount equal to $20,000,000, and bankers' acceptances plus (b) Indebtedness of the type referred to in clause (a) of another Person guaranteed by the Parent or any of its Subsidiaries. For the avoidance of doubt, any Indebtedness of the Parent and its Subsidiaries consisting of derivative contracts shall not be included as Consolidated Total Funded Debt.

      (c) the definition of "Consolidated Total Liabilities" is hereby amended by deleting such definition in its entirety and restating it as follows:

            Consolidated Total Liabilities. All liabilities of the Parent and its Subsidiaries determined on a consolidated basis in accordance with GAAP and classified as such on the consolidated balance sheet of the Parent and its Subsidiaries and all other Indebtedness of the Parent and its Subsidiaries, whether or not so classified, provided, however, in the event a Defeasance Event has occurred and is continuing with respect to all or any portion of the Indenture Debt, that portion of the Indenture Debt which equals the Defeased Amount shall not be included as a liability or Indebtedness for purposes of this definition.

      (d) Section 1.1 of the Credit Agreement is further amended by inserting the following definitions in the appropriate alphabetical order:

            Defeasance Event. The occurrence of a refinancing of all or any portion of the Indenture Debt with Refinanced Indenture Debt whereby all or any portion of the proceeds of the Refinanced Indenture Debt are paid over to the trustee under the Senior Notes Indenture pursuant to, and in accordance with, Section 10 of the Senior Notes Indenture (with the amount so paid over to such trustee to be held by such trustee and used to make the scheduled interest payments on the Senior Notes and to pay the principal amount of the Senior Notes upon the maturity of the Senior Notes being hereinafter referred to as the "Defeased Amount").
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            Defeased Amount. As defined in the definition of "Defeasance Event".

      ss.2. Amendment to ss.8 of the Credit Agreement. Section 8.1(c) of the Credit Agreement is hereby amended by inserting immediately after the words "any refinancings of the Indenture Debt (the "Refinanced Indenture Debt")" the words "(and, for the avoidance of doubt, which refinancings shall include a refinancing of the Indenture Debt in which a Defeasance Event has occurred)".

      ss.3. Conditions to Effectiveness. This First Amendment shall not become effective until the Administrative Agent receives a counterpart of this First Amendment, executed by the Borrowers, the Required Lenders and the Guarantors.

      ss.4. Representations and Warranties. Each Borrower hereby repeats, on and as of the date hereof, each of the representations and warranties made by it in ss.6 of the Credit Agreement (except to the extent of changes resulting from transactions contemplated or permitted by the Credit Agreement and the other Loan Documents and changes occurring in the ordinary course of business that singly or in the aggregate are not materially adverse, and to the extent that such representations and warranties relate expressly to an earlier date), provided, that all references therein to the Credit Agreement shall refer to such Credit Agreement as amended hereby. In addition, each Borrower hereby represents and warrants that the execution and delivery by such Borrower of this First Amendment and the performance by such Borrower of all of its agreements and obligations under the Credit Agreement as amended hereby are within the authority of such Borrower and have been duly authorized by all necessary action on the part of such Borrower.

      ss.5. Ratification, Etc. Except as expressly amended hereby, the Credit Agreement, the other Loan Documents (which, for the avoidance of doubt, shall included the Guaranties) and all documents, instruments and agreements related thereto are hereby ratified and confirmed in all respects and shall continue in full force and effect. The Credit Agreement and this First Amendment shall be read and construed as a single agreement. All references in the Credit Agreement or any related agreement or instrument to the Credit Agreement shall hereafter refer to the Credit Agreement as amended hereby.

      ss.6. No Waiver. Nothing contained herein shall constitute a waiver of, impair or otherwise affect any Obligations, any other obligation of the Borrowers or any rights of the Administrative Agent or the Lenders consequent thereon.

      ss.7. Counterparts. This First Amendment may be executed in one or more counterparts, each of which shall be deemed an original but which together shall constitute one and the same instrument.

      ss.8. Governing Law. THIS FIRST AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS (WITHOUT REFERENCE TO CONFLICT OF LAWS).

      IN WITNESS WHEREOF, the parties hereto have executed this First Amendment as a document under seal as of the date first above written.
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                                        WATTS REGULATOR CO.


                                        By:
                                            -------------------------------
                                             Name:
                                             Title:

                                        WATTS INDUSTRIES EUROPE B.V.


                                        By:
                                             -------------------------------
                                              Name:
                                              Title:

                                        FLEET NATIONAL BANK


                                        By:
                                            -------------------------------
                                             Name:
                                             Title:

                                        BANK OF AMERICA, N.A.


                                         By:
                                            -------------------------------
                                             Name:
                                             Title:

                                        CITIZENS BANK OF MASSACHUSETTS


                                        By:
                                            -------------------------------
                                             Name:
                                             Title:

                                        MELLON BANK, N.A.


                                        By:
                                            -------------------------------
                                             Name:
                                             Title:
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                                        FIRST UNION NATIONAL BANK


                                        By:
                                            -------------------------------
                                             Name:
                                             Title:

                                        BROWN BROTHERS HARRIMAN & CO.


                                        By:
                                            -------------------------------
                                             Name:
                                             Title:

                                        JPMORGAN CHASE BANK


                                        By:
                                            -------------------------------
                                             Name:
                                             Title:

                                        KEYBANK NATIONAL ASSOCIATION


                                        By:
                                            -------------------------------
                                             Name:
                                             Title: